AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")

           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to

       Corporate Benefit VUL, Annuity 4889 Prospectuses Dated May 1, 2005 OVERTURE Life SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE
     ENCORE!, OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!,
       OVERTURE ACCENT!, Allocator 2000, Regent 2000, Executive Select,
                    Allocator 2000 Annuity, Designer Annuity
                         Prospectuses Dated May 1, 2002
                  OVERTURE Annuity Prospectus Dated May 1, 2000

                         Supplement Dated May 1, 2006

The Prospectuses are revised as follows:

1.        The following revisions are made for investment options:
          The Ameritas Select Portfolio is renamed Ameritas Focused MidCap
Value - This change applies to the prospectuses for OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!, OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!, and OVERTURE ACCENT!

          The Ameritas Small Company Equity Portfolio, formerly subadvised by David L. Babson & Company Inc. (Babson) is now subadvised by OFI Institutional Asset Management Inc. (OFII) - This change applies to the prospectuses for OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!, OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!, and OVERTURE ACCENT!

          The Ameritas Index 500 Portfolio, formerly subadvised State Street Global Advisors (State Street) is now subadvised by SSgA Funds Management, Inc.
(SSgA) - This change applies to the prospectuses for OVERTURE Life SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!, OVERTURE Annuity OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!, and OVERTURE ACCENT!

2.        The following sentence is added to the Voting Rights paragraph:
          It is possible that a small number of Policy owners can determine the outcome of a voting proposal.

3.        The following paragraph is added to the Policy Distributions section:
          In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

                 Please retain this Supplement with the current
                   prospectus for your variable Policy issued
                  by Ameritas Variable Life Insurance Company.
          If you do not have a current prospectus, please contact AVLIC at 1-800-745-1112.